UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 9, 2020

HELIX TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-55722	81-4046024
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

5300 DTC Parkway, Suite 300 Greenwood Village, CO 80111
(Address of principal executive offices)

Registrant’s telephone number, including area code (720) 328-5372

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 9, 2020, Helix Technologies, Inc. (the “Company”) entered into a First Amendment to 10% Fixed Convertible Promissory Note to the note dated October 11, 2019. The amendment reduces the “guaranteed” interest rate from 10% to 9% per annum, the conversion price was reduced to the lesser of $0.11 or 70% of the average of the five lowest daily VWAPs of the Company’s common stock during the 15 consecutive trading days prior to the date on which the holder elects to convert all or part of the note and the maturity date is extended to June 26, 2021.

On July 9, 2020, the Company entered into a First Amendment to 10% Fixed Convertible Promissory Note to the note dated December 26, 2019. The amendment reduces the “guaranteed” interest rate from 10% to 9% per annum, the conversion price was reduced to the lesser of $0.11 or 70% of the average of the five lowest daily VWAPs of the Company’s common stock during the 15 consecutive trading days prior to the date on which the holder elects to convert all or part of the note and the maturity date is extended to June 26, 2021.

On July 9, 2020, the Company entered into a Second Amendment to September 16, 2019 Fixed Convertible Promissory Note. The amendment reduces the “guaranteed” interest rate from 10% to 9% per annum, the conversion price was reduced to the lesser of $0.11 or 70% of the average of the five lowest daily VWAPs of the Company’s common stock during the 15 consecutive trading days prior to the date on which the holder elects to convert all or part of the note and the maturity date is extended to April 11, 2021.

On July 9, 2020, the Company entered into a Second Amendment to August 15, 2019 Fixed Convertible Promissory Note. The amendment reduces the “guaranteed” interest rate from 10% to 9% per annum, the conversion price was reduced to the lesser of $0.11 or 70% of the average of the five lowest daily VWAPs of the Company’s common stock during the 15 consecutive trading days prior to the date on which the holder elects to convert all or part of the note and the maturity date is extended to April 11, 2021.

The foregoing summaries of the material terms of the amendments are subject to the full and complete terms of the amendments attached hereto as Exhibits 10.56 to 10.59, which are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.56	First Amendment to 10% Fixed Convertible Promissory Note to the note dated October 11, 2019.*
10.57	First Amendment to 10% Fixed Convertible Promissory Note to the note dated December 26, 2019.*
10.58	Second Amendment to September 16, 2019 Fixed Convertible Promissory Note.*
10.59	Second Amendment to August 15, 2019 Fixed Convertible Promissory Note.*

*	Certain confidential information contained in this agreement has been omitted because it is not material and would be competitively harmful if publicly disclosed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIX TCS, INC.

Date: July 13, 2020	/s/ Scott Ogur
Scott Ogur
Chief Financial Officer

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